                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 28, 1996


                             WALDEN BANCORP, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)


        Massachusetts              33-95530               04-29100071
        -------------              --------               -----------
 (State or other jurisdiction    (Commission          (I.R.S. Employer or
      of Incorporation)          file number)         Identification No.)


                  125 NAGOG PARK, ACTON, MASSACHUSETTS 01720
                  ------------------------------------------
              (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (508) 635-5000

ITEM 5. OTHER EVENTS

     On June 24, 1996, the Registrant announced that it was commencing an open-market stock repurchase program to purchase up to 219,900 shares of the Registrant's common stock, which represent approximately 4.13% of the shares outstanding. For further information, reference is made to the Registrant's press release dated June 24, 1996, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially number copy.

Exhibit        Description                                       Page
- - -------        -----------                                       ----
99.1           Press Release dated June 24, 1996



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WALDEN BANCORP, INC.



June 28, 1996                            /s/ David E. Bradbury
- - -------------                            ---------------------
Date                                     David E. Bradbury
                                         Chairman, President and
                                         Chief Executive Officer



June 28, 1996                            /s/ Michael O. Gilles
- - -------------                            ---------------------
Date                                     Michael O. Gilles
                                         Executive Vice President, Treasurer
                                         and Chief Financial Officer